UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
February 21, 2020
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RENT-A-CENTER, INC.
(Exact name of registrant as specified in charter)
 ___________________________________________________

Delaware	001-38047	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)
(972) 801-1100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	RCII	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.
On February 21, 2020, the U.S. Federal Trade Commission (the "FTC") issued a proposed Agreement Containing Consent Order (the "Consent Agreement") entered into by the FTC and Rent-A-Center, Inc. (the "Company"). The Company executed the Consent Agreement to resolved all matters contained in the previously disclosed FTC investigation of the Company and other rent-to-own companies related to the reciprocal purchase and sale of customer lease agreements, and whether such transactions violated the FTC Act. Following a 30-day public comment period, the Consent Agreement will become effective upon final approval by the FTC.
Under the terms of the Consent Agreement, the Company agrees not to (1) enter into certain reciprocal purchase agreements with other rent-to-own companies and (2) enforce non-competition provisions that were part of existing reciprocal purchase agreements. The Consent Agreement also requires the Company to establish a compliance program to ensure adherence to the terms of the Consent Agreement. The Company will not pay any penalties or fines to the FTC or any other party under the Consent Agreement.
The Company entered into the Consent Agreement to avoid the expense, management distraction and uncertainty caused by protracted litigation, and the Consent Agreement does not involve an admission of wrongdoing on the part of the Company.
The foregoing description of the Consent Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Consent Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Consent Agreement dated February 21, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date:	February 27, 2020	By:	/s/ Dawn M. Wolverton
Dawn M. Wolverton
Interim General Counsel and Secretary